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                                                                    EXHIBIT 10.2


                     FIRST AMENDMENT TO SECURITY AGREEMENT



          This First Amendment to Security Agreement, dated as of January 30, 1998 made by May & Speh, Inc., an Illinois corporation (the "Borrower"), to The Northern Trust Company, in its capacity as collateral agent (the "Agent") to the Lenders referred in the Security Agreement (defined below).

          WHEREAS, the Borrower and the Agent are parties to that certain Amended and Restated Security Agreement dated as of May 16, 1994 (the "Security Agreement"); and

          WHEREAS, the Borrower has requested the Agent, and the Agent on behalf of the Lenders has agreed, to release the lien on certain assets of the Borrower;

          NOW THEREFORE, in consideration of the foregoing and other good and valuable considerations, the parties hereby agree as follows:

          1. Amendment to Security Agreement. The Security Agreement is hereby amended by deleting Section 1 thereof in its entirety and substituting the following in lieu thereof:

             "1. Grant of Security Interest. The Borrower hereby grants to the Agent for the benefit of the Lenders to secure the payment of all monies due by the Borrower to the Lenders and the performance of all obligations of the Borrower to the Lenders under the Northern Loan Agreement, under any note issued from time to time in connection with the Northern Loan Agreement, under the Harris Note and under all other documents and agreements delivered pursuant to the Northern Loan Agreement or the Harris Note (collectively, the "Loan Documents"), of every kind and description whether absolute or contingent, due or to become due, now existing or hereafter incurred (collectively, the "Obligations"), a security interest in the following assets of the Borrower (the "Collateral"): (a) the ESOP Note and the Pledged Shares; and (b) all additions, replacements, substitutions, accessions, proceeds and products of the foregoing."

          2. No Other Amendment. Except for the amendment expressly set forth above, the text of the Security Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Borrower acknowledges and expressly agrees that

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the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Security Agreement and the other Loan Documents.

          3. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Illinois with respect to agreements made and to be performed wholly in the State of Illinois, and shall be construed, interpreted, performed and enforced in accordance therewith.

          4. Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Security Agreement.

          5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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          IN WITNESS WHEREOF, the Borrower has executed this Amendment as of the date first above written.

                                    MAY & SPEH, INC.



                                    By: /s/ Eric M. Loughmiller
                                        -----------------------------------
                                    Title:  Executive Vice President, Chief
                                            Financial Officer and Secretary
                                            -------------------------------

ATTEST

By: /s/ Willard E. Engel Jr.
    --------------------------------------
Its: VP Treasurer/Chief Accounting Officer
     -------------------------------------



                                    THE NORTHERN TRUST COMPANY,
                                     as Agent


                                    By:
                                        --------------------------
                                    Title:
                                           -----------------------


Accepted and Agreed to By:

THE NORTHERN TRUST COMPANY


By:
    ------------------------------
Title:
       ---------------------------


HARRIS TRUST AND SAVINGS BANK


By: /s/ John M. Dillon
    ------------------------------
Title:  Vice President
       ---------------------------

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